UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2011

CAREVIEW COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54090	95-4659068
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

  405 State Highway 121, Suite B-240, Lewisville, TX  75067
 (Address of principal executive offices and Zip Code)

(972) 943-6050
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

 TABLE OF CONTENTS

Page

SECTION 1 – REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01	Entry into a Material Definitive Agreement	3

SECTION 2 – FINANCIAL INFORMATION

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant	3

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	(d) Exhibits	4

Item 1.01	Entry into a Material Definitive Agreement

Information called for by this item is contained in Item 2.03 below, which item is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

As previously reported by the CareView Communications, Inc. (“CareView” or the “Company”) on its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 27, 2011, the Company entered into and closed a Note and Warrant Purchase Agreement (the "Purchase Agreement") with HealthCor Partners Fund, LP (“HealthCor Partners”) and HealthCor Hybrid Offshore Master Fund, LP (“HealthCor Hybrid”) (collectively, the "Investors") on April 21, 2011 (the “Issue Date”), in connection with (a) that certain Senior Secured Convertible Note issued by the Company to HealthCor Partners as of the Issue Date in the original principal amount of $9,316,000 (the “HealthCor Partners Note”), (b) that certain Senior Secured Convertible Note issued by the Company to HealthCor Hybrid as of the Issue Date in the original principal amount of $10,684,000 (the “HealthCor Hybrid Note” and together with the HealthCor Partners Note, the “HealthCor Notes”), (c) that certain Warrant to Purchase Common Stock issued by the Company to HealthCor Partners as of the Issue Date, representing the right to purchase up to 5,488,456 shares of the Company’s Common Stock (as defined therein) (the “HealthCor Partners Warrant”), and (d) that certain Warrant to Purchase Common Stock issued by the Company to HealthCor Hybrid as of the Issue Date, representing the right to purchase up to 6,294,403 shares of the Company’s Common Stock (the “HealthCor Hybrid Warrant” and together with the HealthCor Partners Warrant, the “HealthCor Warrants”).

On December 30, 2011, the Company and the Investors entered into a Note and Warrant Amendment Agreement (“Amendment Agreement”) agreeing to (a) amend the Purchase Agreement pursuant to Section 7.9 thereof, in order to modify the Investors’ right to restrict certain equity issuances as set forth therein; and (b) amend the HealthCor Notes and the HealthCor Warrants, pursuant to Section 11 of the HealthCor Notes and Section 21 of the HealthCor Warrants, in order to eliminate certain anti-dilution provisions contained therein.  The accounting treatment resulting from the elimination of the anti-dilution provision, which will be reported as part of the Company's Form 10-K filing, will allow for the transfer of related long-term liabilities to stockholders' equity.  This amount was approximately $26,000,000 as reported in the Company's most recent Form 10-Q filed on November 14, 2011.

The foregoing description of the Amendment Agreement is qualified, in entirety, by reference to that agreement, a copy of which is attached as an exhibit to this Current Report on Form 8-K and which is incorporated herein by reference.

Item9.01	Financial Statements and Exhibits

(d)           Exhibits:

Exh. No.	Date	Document
10.72	April 21, 2011	Note and Warrant Purchase Agreement between the Company and HealthCor Partners Fund, LP and HealthCor Hybrid Offshore Master Fund, LP(1)
10.73	April 21, 2011	Senior Secured Convertible Note of the Company payable to HealthCor Partners Fund, LP(1)
10.74	April 21, 2011	Senior Secured Convertible Note of the Company payable to HealthCor Hybrid Offshore Master Fund, LP(1)
10.75	April 21, 2011	Warrant to Purchase 5,488,456 shares of the Company issued to HealthCor Partners Fund, LP(1)
10.76	April 21, 2011	Warrant to Purchase 6,294,403 shares of the Company issued to HealthCor Hybrid Offshore Master Fund, LP(1)
10.77	April 21, 2011	Registration Rights Agreements between the Company and HealthCor Partners Fund, LP and HealthCor Hybrid Offshore Master Fund, LP(1)
10.78	April 21, 2011	Pledge and Security Agreement between the Company and HealthCor Partners Fund, LP and HealthCor Hybrid Offshore Master Fund, LP(1)
10.79	April 21, 2011	Intellectual Property Security Agreement between the Company and HealthCor Partners Fund, LP and HealthCor Hybrid Offshore Master Fund, LP(1)
10.80	April 25, 2011	Press Release announcing sale of Notes and Warrants(1)
10.88	December 31, 2011	Note and Warrant Amendment Agreement*
 ____________________________
(1) Filed with the Current Report on Form 8-K filed with the SEC on April 27, 2011.
 *   Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 6, 2012	CAREVIEW COMMUNICATIONS, INC.

	By:	/s/Samuel A. Greco
	Name:	Samuel A. Greco
	Title:	Chief Executive Officer